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                                                                   EXHIBIT 10.12

              [PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY LETTERHEAD]

August 26, 1997


Medigroup of New Jersey, Inc.
433 Bellevue Avenue
Trenton, NJ 08618
Attn: Sharon Hayman

Dear Sharon:

This will confirm our agreement regarding the sale of certain furniture and equipment by Physician Healthcare Plan of New Jersey, Inc. ("PHPNJ") to Medigroup of New Jersey, Inc. ("Medigroup"). In consideration for the purchase price and the other terms of this agreement, PHPNJ hereby agrees to sell to Medigroup, and Medigroup hereby agrees to purchase, the furniture and equipment set forth on Exhibit A attached hereto and made a part hereof (the "Assets"). The purchase price for the Assets will be $3,975.00, which purchase price shall be payable by Medigroup on or before September 12, 1997. If the purchase price is not paid by that date, the purchase price will accrue interest at the rate of eighteen percent (18%) per annum from that date until the date paid to PHPNJ. Upon payment of the purchase price, PHPNJ shall execute a bill of sale in substantially the form attached hereto as Exhibit B and made a part hereof.

If this agreement sets forth your understanding, please sign below and return this to my attention.

Sincerely yours,

PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.

By: /s/ Karen Brayer
    ______________________________
    Karen Brayer
    Acting CEO


                                             AGREED AND ACKNOWLEDGED TO:
                                             MEDIGROUP OF NEW JERSEY, INC.

                                             By: /s/ Sharon J. Hayman
                                                 _______________________
                                                 Name:  Sharon J. Hayman
                                                 Title: Chief Operating Officer
                                                        BCBS Health Centers

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                                   EXHIBIT A
                            FURNITURE AND EQUIPMENT

Thirty (30) five drawer lateral file cabinets

One (1) Hewlett Package HP4si-Serial Number USGB562893

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                                   EXHIBIT B
                                  Bill of Sale


     Physician Healthcare Plan of New Jersey, Inc. ("Seller") for and in consideration of the sum of $1.00 and other good and valuable consideration does hereby sell, grant, transfer, convey and deliver all of its rights, title and interest in and to the furniture and equipment set forth on Exhibit A attached hereto (the "Assets") to Medigroup of New Jersey, Inc. ("Buyer").

     Seller represents and warrants that it has good and marketable title to the Assets conveyed hereunder, free and clear of any and all encumbrances, liens, charges or defects.

     IN WITNESS WHEREOF, Seller has caused this instrument to be duly executed as of the 15th day of September, 1997.

                                        PHYSICIAN HEALTHCARE PLAN OF
                                        NEW JERSEY, INC.

                                        By: /s/ Karen Brayer
                                            ------------------------
                                            Karen Brayer
                                            Acting CEO